THE SPAIN FUND

ALLIANCE CAPITAL


SEMI-ANNUAL REPORT
MAY 31, 1999



LETTER TO SHAREHOLDERS                                           THE SPAIN FUND
_______________________________________________________________________________

July 28, 1999

Dear Shareholder:

This report contains investment results and market commentary for The Spain Fund (the "Fund") for the semi-annual reporting period ended May 31, 1999.

INVESTMENT RESULTS
The following table provides performance for your Fund and its benchmark, the Madrid General Index, for the three-, six- and 12-month periods ended May 31, 1999. The Spain Fund outperformed its benchmark index over the three-, six- and 12-month periods as a result of its focus on "growth" companies, and because of its underweighting in the utilities sector, relative to its benchmark.


INVESTMENT RESULTS*
Periods Ended May 31, 1999

                                           TOTAL RETURNS
                              3 MONTHS       6 MONTHS      12 MONTHS
                              --------       --------      ---------
THE SPAIN FUND                 -2.51%         -1.18%          1.74%

MADRID GENERAL INDEX           -4.12%         -3.70%         -1.29%

* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF MAY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MADRID GENERAL INDEX COMPRISES 124 STOCKS AND REPRESENTS SLIGHTLY MORE THAN 92% OF TOTAL MARKET CAPITALIZATION (EXCLUDING FOREIGN STOCKS). THE INDEX IS DOMINATED BY BANKS, UTILITIES AND COMMUNICATIONS COMPANIES, WHICH TOGETHER ACCOUNT FOR 70% OF THE INDEX CAPITALIZATION. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


MARKET COMMENTARY
The Spanish stock market continued to mark time during the period under review. Investors have been concerned over the possibility of rising domestic inflation and uncertainty as to whether or not a European economic recovery will materialize. In this regard, we believe the recent weakening of the Euro against both the U.S. dollar and the Japanese yen should revive growth expectations and the hope that the rapid deterioration seen in Spain's current account over the last year can be reversed.

Spain continues to enjoy a faster growth rate than its European neighbors. We believe that Spain's gross domestic product (GDP) should grow by more than 3% both in 1999 and 2000. However, this relatively strong growth has increased fears of higher inflation as productivity gains have been very low in comparison to GDP growth. The government is doing all it can to maintain the inflation differential between Spain and the rest of Europe, as Spain's 2.4% year-on-year growth in consumer prices remains above the European average of 1.3%. We are optimistic that the recent increase in consumer prices can be contained and that fears of a growing divergence between the economic fundamentals of Spain and the rest of Europe will diminish.

Corporate profit growth should enable the stock market to make progress from current levels. We anticipate that earnings for Spanish companies will grow by at least 15% per annum over the next two years and, although valuation levels remain above European averages in the short term, Spain's higher than average growth rates should see investors continuing to favor the country.

Flows into domestic mutual funds have slowed this year at a time when the initial public offering (IPO) market in Spain has been very active. Looking forward, we anticipate a series of new opportunities in the Spanish market ranging from further privatizations to new listings of technology and media enterprises. This should both present your Fund with new opportunities to broaden its industry exposure as well as raise the growth profile of a market that remains dominated by the banking and utilities sectors.

PORTFOLIO STRATEGY AND MARKET OUTLOOK
Overall, we maintain a broad, fully invested position for your Fund's portfolio in the belief that equity prices can make further progress over the remainder of the year. Your Fund continues to emphasize companies with higher than average earnings growth, while remaining underweighted in areas with more stability but slower growth. Relative to its benchmark, your Fund is overweighted in areas such as consumer staples, technology and media while remaining relatively underexposed in the banking and utilities sectors.


1


                                                                 THE SPAIN FUND
_______________________________________________________________________________

We thank you for your continued interest in The Spain Fund and look forward to reporting to you again on market activity and the Fund's investment results in the future.

Sincerely,


Dave H. Williams
Chairman and President


Mark H. Breedon
Senior Vice President


2


TEN LARGEST HOLDINGS
MAY 31, 1999 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                       U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Telefonica, SA (common and new shares)       $ 20,435,368            14.6%
Banco Bilbao Vizcaya, SA                       14,546,588            10.4
Banco Santander Central Hispano, SA            13,791,864             9.9
Repsol, SA                                      7,721,758             5.5
Corporacion Financiera Alba, SA                 6,399,161             4.6
Acerinox, SA                                    5,942,489             4.2
Electricas Reunidas de Zaragoza, SA             5,869,746             4.2
Tabacalera, SA Series A                         5,840,209             4.2
Aldeasa, SA                                     5,663,198             4.0
Grupo Dragados, SA                              4,556,958             3.3
                                             $ 90,767,339            64.9%


3


PORTFOLIO OF INVESTMENTS
MAY 31, 1999 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.5%
FINANCIAL SERVICES-31.3%
BANKING-25.6%
Banco Bilbao Vizcaya, SA (a)                  1,010,000     $ 14,546,588
Banco Popular Espanol, SA                        57,800        4,219,524
Banco Santander Central Hispano, SA             662,179       13,791,864
Bankinter, SA                                    85,000        3,341,592
                                                             ------------
                                                              35,899,568

REAL ESTATE-4.6%
Corporacion Financiera Alba, SA                  42,672        6,399,161

VENTURE CAPITAL-1.1%
Dinamia Capital Privado (b)                     150,000        1,546,479
                                                             ------------
                                                              43,845,208

UTILITIES-29.2%
ELECTRIC & GAS-13.2%
Electricas Reunidas de Zaragoza, SA             137,641        5,869,746
Empresa Hidroelectrica del Ribargorzana, SA     114,000        2,516,855
Endesa, SA                                      211,000        4,484,800
Gas Natural SDG, SA                              32,000        2,479,365
Iberdrola, SA                                   221,000        3,162,253
                                                             ------------
                                                              18,513,019

TELECOMMUNICATIONS-1.4%
Indra Sistemas, SA                              199,000        1,879,654

TELEPHONE-14.6%
Telefonica, SA (b)                              418,404       20,034,678
  new shares (b)                                  8,368          400,690
                                                             ------------
                                                              20,435,368
                                                             ------------
                                                              40,828,041

CONSUMER SERVICES-14.4%
PRINTING & PUBLISHING-1.0%
Unidad Editorial, SA Series A (b)(c)            687,039        1,430,965

RESTAURANTS & LODGING-3.1%
NH Hoteles, SA (b)                              340,000        4,337,431

RETAIL-7.3%
Aldeasa, SA                                     189,150        5,663,198
Cortefeil, SA                                   170,200        4,510,918
                                                             ------------
                                                              10,174,116

MISCELLANEOUS-3.0%
Funespana, SA (b)                                90,000        1,593,342
Prosegur, CIA de Seguridad, SA                  235,000        2,613,706
                                                             ------------
                                                               4,207,048
                                                             ------------
                                                              20,149,560

CAPITAL GOODS-6.0%
ENGINEERING & CONSTRUCTION-6.0%
Aumar-Autopistas del Mare Nostrum, SA            70,000        1,566,578
Fomento de Construcciones y Contratas, SA        22,632        1,298,650
Grupo Dragados, SA                              132,000        4,556,958
Grupo Ferrovial, SA (b)                          45,000        1,002,868
                                                             ------------
                                                               8,425,054

CONSUMER STAPLES-5.8%
FOOD-1.6%
Telepizza, SA (b)                               358,320        2,242,658

TOBACCO-4.2%
Tabacalera, SA Series A                         299,895        5,840,209
                                                             ------------
                                                               8,082,867

ENERGY-5.5%
OIL-5.5%
Repsol, SA                                      427,119        7,721,758

BASIC INDUSTRIES-4.2%
MINING & METALS-4.2%
Acerinox, SA                                    207,500        5,942,489


4


                                                                 THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER MANUFACTURING-1.1%
BUILDING & RELATED-1.1%
Portland Valderrivas, SA                         46,374     $  1,487,452

TOTAL INVESTMENTS-97.5%
  (cost $107,776,320)                                       $136,482,429
Other assets less liabilities-2.5%                             3,437,141

NET ASSETS-100%                                             $139,919,570


(a)  Security represents investment in an affiliate.

(b)  Non-income producing security.

(c)  Restricted and illiquid security, valued at fair value (See Notes A & E).

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $107,776,320)         $136,482,429
  Foreign cash, at value (cost $3,865,766)                           3,787,767
  Cash                                                                  84,138
  Foreign taxes receivable                                              93,155
  Other assets                                                          11,465
  Total assets                                                     140,458,954

LIABILITIES
  Management fee payable                                               111,243
  Accrued expenses                                                     428,141
  Total liabilities                                                    539,384

NET ASSETS                                                        $139,919,570

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     85,606
  Additional paid-in capital                                        79,292,657
  Distributions in excess of net investment income                  (9,896,689)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           41,818,535
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     28,619,461
                                                                  $139,919,570

NET ASSET VALUE PER SHARE (based on 8,560,621
  shares outstanding)                                                   $16.34


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)                        THE SPAIN FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends - unaffiliated issuers (net of
    foreign taxes withheld of $166,400)              $ 977,734
  Dividends - affiliated issuer (net of
    foreign taxes withheld of $23,837)                 135,075
  Interest                                              41,717   $   1,154,526

EXPENSES
  Management fee                                       772,055
  Audit and legal                                      373,627
  Custodian                                            257,559
  Directors' fees and expenses                          58,871
  Printing                                              57,440
  Transfer agency                                       21,956
  Registration                                           9,088
  Miscellaneous                                         15,451
  Total expenses                                                     1,566,047
  Net investment loss                                                 (411,521)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions - unaffiliated issuers                             30,969,683
  Net realized gain on investment
    transactions - affiliated issuer                                 6,712,601
  Net realized loss on foreign currency
    transactions                                                      (258,619)
  Net change in unrealized depreciation of:
    Investments                                                    (41,574,002)
    Foreign currency denominated assets and
      liabilities                                                     (124,268)
  Net loss on investments and foreign currency
    transactions                                                    (4,274,605)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $   4,686,126)


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                               THE SPAIN FUND
_______________________________________________________________________________

                                           SIX MONTHS ENDED         YEAR ENDED
                                             MAY 31, 1999          NOVEMBER 30,
                                              (UNAUDITED)             1998
                                           ----------------      --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)              $    (411,521)       $     326,494
  Net realized gain on investments
    and foreign currency transactions          37,423,665           56,838,861
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                           (41,698,270)          16,842,699
  Net increase (decrease) in net assets
    from operations                            (4,686,126)          74,008,054

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                -0-          (4,446,478)
  Distributions in excess of net
    investment income                          (9,485,168)         (14,822,505)
  Net realized gain on investments and
    foreign currency transactions             (37,332,868)         (19,532,101)

CAPITAL STOCK TRANSACTIONS:
  Net decrease                                (12,223,161)         (15,416,922)
  Total increase (decrease)                   (63,727,323)          19,790,048

NET ASSETS
  Beginning of year                           203,646,893          183,856,845
  End of period                             $ 139,919,570        $ 203,646,893


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)                                         THE SPAIN FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the mean of the quoted bid and asked price of the peseta against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Spanish Peseta at May 31, 1999 was 159.77 ESP to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        THE SPAIN FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. There were no reimbursements from the Fund to AFS during the six months ended May 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended May 31, 1999 amounted to $741,242, none of which was paid to Banco Bilbao Vizcaya.

Banco Bilbao Vizcaya, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months ended May 31, 1999, the Fund earned no interest income on cash balances maintained at the subcustodian.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $30,841,143 and $93,133,408, respectively, for the six months ended May 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 1999.

At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $31,685,449 and gross unrealized depreciation of investments was $2,979,340 resulting in net unrealized appreciation of $28,706,109 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At May 31, 1999, the Fund had no outstanding forward foreign exchange currency contracts.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. At May 31, 1999, 8,560,621 shares were outstanding. On November 2, 1998 the Fund initiated a share repurchase program. For the period ended November 2, 1998 to May 31, 1999, 1,466,125 shares were repurchased at a cost of $27,640,083 representing 14.6% of the 10,026,746 shares outstanding at November 2, 1998. This includes $87,968 in commissions paid to PaineWebber Group Incorporated. The average discount of market price to net asset value of shares repurchased over the period of November 2, 1998 to May 31, 1999 was 12.44%.


10


                                                                 THE SPAIN FUND
_______________________________________________________________________________

NOTE E: RESTRICTED AND ILLIQUID SECURITY

                                                    DATE ACQUIRED       COST
                                                    -------------     --------
Unidad Editorial S.A. Series A                         9/30/92        $871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at May 31, 1999 was $1,430,965 representing 1.0% of net assets.


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


NOTE G: YEAR 2000
Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the Year 2000 problem. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of computer systems employed by the Fund or its major service providers, including Alliance, fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's stockholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. The Fund has been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        THE SPAIN FUND
_______________________________________________________________________________

90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by July 31, 1999. The same process is being performed for non-mission critical systems with estimated completion by July 31, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. After each system has been remediated, it is tested with 19xx dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 89% of nonmission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and nonmission critical systems is estimated to be completed by July 31, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is July 31, 1999.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, including Alliance, will not operate as intended and that the systems and applications of third party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund and its major service providers or the systems of its important third party suppliers be unable to process date sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct its normal business operations and to provide shareholders with the required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000," as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


12


FINANCIAL HIGHLIGHTS                                             THE SPAIN FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                               ENDED                         YEAR ENDED NOVEMBER 30,
                                            MAY 31, 1999  --------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------   -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year            $22.16       $18.34       $13.41       $10.47        $9.96        $9.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.05)(a)      .04(a)       .06          .11          .09          .05
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.49)        7.41         5.03         2.86          .42          .88
Net increase (decrease) in net asset value
  from operations                               (.54)        7.45         5.09         2.97          .51          .93
Realized gain due to repurchase
  program                                        .19          .24           -0-          -0-          -0-          -0-

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-        (.45)        (.16)        (.03)          -0-        (.10)
Distributions in excess of net
  investment income                            (0.58)       (1.47)          -0-          -0-          -0-        (.05)
Distributions from net realized gain on
  investments and foreign currency
  transactions                                 (4.89)       (1.95)          -0-          -0-          -0-        (.31)
Total dividends and distributions              (5.47)       (3.87)        (.16)        (.03)          -0-        (.46)
Net asset value, end of period                $16.34       $22.16       $18.34       $13.41       $10.47        $9.96
Market value, end of period                  $14.938      $18.875      $15.875       $10.75       $8.625       $9.125

TOTAL RETURN
Total investment return based on (b):
Market value                                    6.06%       50.44%       49.59%       25.03%       (5.48)%      (1.29)%
Net asset value                                (1.18)%      52.88%       38.54%       28.48%        5.12%        9.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $139,920     $203,647     $183,857     $134,508     $105,011      $99,886
Ratio of expenses to average net assets         2.02%(c)     1.44%        1.55%        1.73%        2.07%        2.09%
Ratio of net investment income (loss)
  to average net assets                         (.52)%(c)     .16%         .38%         .93%         .89%         .53%
Portfolio turnover rate                           40%          47%          45%          44%          38%          22%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total return calculated for a period of less than one year is not annualized.

(c)  Annualized.


13


                                                                 THE SPAIN FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
ANGEL CORCOSTEGUI (1)
H.R.H. PILAR DE BORBON Y BORBON (1)
INMACULADA DE HABSBURGO-LORENA (1)
ENRIQUE L. FEVRE
IGNACIO GOMEZ-ACEBO (1)
FRANCISCO GOMEZ ROLDAN (1)
JUAN MANUEL SAINZ DE VICUNA (1)
DR. REBA W. WILLIAMS
CARLOS DELCLAUX ZULUETA

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
CRISTINA FERNANDEZ-ALEPUZ, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

     This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


14


THE SPAIN FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling 1-800-219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds".

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

THE SPAIN FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

SPNSR599